                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                               February 23, 1999
                               (December 8, 1997)

                       Clear Channel Communications, Inc.
             (Exact name of registrant as specified in its charter)

                                     Texas
                            (State of Incorporation)

         1-9645                                           74-1787536
(Commission File Number)                    (I.R.S. Employer Identification No.)

                          200 Concord Plaza, Suite 600
                            San Antonio, Texas 78216
                                 (210) 822-2828
         (Address and telephone number of principal executive offices)

                       Clear Channel Communications, Inc.
                                   Form 8-K/A



Item 5    OTHER EVENTS.

On December 22, 1997, Clear Channel Communications, Inc., a Texas corporation (the Company), filed a Current Report on Form 8-K. The Company is filing this amendment to adjust the pro forma information under item 7(b).

Item 7    FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information.

(b) Pro forma financial information:

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of Paxson Radio, herein after referred to as ("the Acquisition"). For accounting purposes the Acquisition has been accounted for as a purchase of Paxson Radio by the Company; accordingly the assets of Paxson Radio have been adjusted to their estimated fair values based upon a preliminary purchase price allocation.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 give effect to the Acquisition as if it had occurred at the beginning of each period presented. The unaudited pro forma condensed consolidated balance sheet at September 30, 1997 gives effect to the Acquisition as if it occurred on September 30, 1997.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of The Company as filed in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and the historical financial statements of Paxson Radio included under Item 7 (a).

The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the actual results of operations or financial position that would have occurred had the Acquisition and transactions of The Company and Paxson Radio occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

                       CLEAR CHANNEL COMMUNICATIONS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             (Dollars in Thousands)

                               September 30, 1997



                                                                                         Clear Channel and
                                       Clear Channel    Paxson Radio      Pro Forma        Paxson Radio
                                        Historical       Historical       Adjustment (1)    Pro Forma
                                        -----------      -----------      -----------      -----------
ASSETS
Current assets:
Cash and cash equivalents               $    35,178      $        --      $        --      $    35,178
Accounts receivable, net                    126,756           17,927               --          144,683
Film rights - current                        16,124               --               --           16,124
Other current assets                             --            1,356           (1,356)              --
                                        -----------      -----------      -----------      -----------
Total Current Assets                        178,058           19,283           (1,356)         195,985

Property, plant & equipment, net            667,831           53,846               --          721,677

Intangible assets:
Network affiliation agreements               33,727               --               --           33,727
Licenses and goodwill                     1,601,062          240,078          317,149        2,158,289
Covenants not-to-compete                     24,592               --               --           24,592
Other intangible assets                      13,002               --               --           13,002
                                        -----------      -----------      -----------      -----------
                                          1,672,383          240,078          317,149        2,229,610
Less accumulated amortization              (120,198)         (32,642)          32,642         (120,198)
                                        -----------      -----------      -----------      -----------
                                          1,552,185          207,436          349,791        2,109,412
Other assets:
Deferred tax asset                           10,520               --               --           10,520

Film rights - noncurrent, net
  of accumulated amortization                16,182               --               --           16,182
Equity investments in, and advances
  to, nonconsolidated affiliates            273,326               --               --          273,326
Other assets                                 65,760            1,828           (1,828)          65,760
Other investments                            27,343            2,960           (2,960)          27,343
                                        -----------      -----------      -----------      -----------
TOTAL ASSETS                            $ 2,791,205      $   285,353      $   343,647      $ 3,420,205
                                        ===========      ===========      ===========      ===========

                                                                                              Clear Channel and
                                           Clear Channel     Paxson Radio       Pro Forma      Paxson Radio
                                             Historical       Historical       Adjustment (1)    Pro Forma
                                             -----------      -----------      -----------      -----------
LIABILITIES
Current liabilities:
Accounts payable                             $    12,877      $     3,272      $    (3,272)     $    12,877
Accrued interest                                   2,037               24              (24)           2,037
Accrued expenses                                  37,523               --               --           37,523
Accrued income and other taxes                     3,742               --               --            3,742
Deferred income                                    1,380               --               --            1,380
Current portion of long-term debt                 13,067              160             (160)          13,067
Current portion of film rights liability          16,989               --               --           16,989
Payable due to Paxson Corp.                           --           22,911          (22,911)              --
                                             -----------      -----------      -----------      -----------
Total Current Liabilities                         87,615           26,367          (26,367)          87,615

Long-term debt                                   897,588              275          628,725        1,526,588
Film rights liability                             17,857               --               --           17,857
Deferred income taxes                             15,840               --               --           15,840
Deferred income - long-term                       10,075               --               --           10,075
Other liabilities                                 43,241               --               --           43,241
Minority interest                                 21,113               --               --           21,113

Shareholders' equity:
Preferred stock                                       --               --               --               --
Common stock                                       9,809               --               --            9,809
Additional paid-in capital                     1,540,072               --               --        1,540,072
Retained earnings                                147,356               --               --          147,356
Divisional equity                                     --          258,711         (258,711)              --
Other                                              1,226               --               --            1,226
Cost of shares held in treasury                     (587)              --               --             (587)
                                             -----------      -----------      -----------      -----------
Total Shareholders' Equity                     1,697,876          258,711         (258,711)       1,697,876
                                             -----------      -----------      -----------      -----------
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                         $ 2,791,205      $   285,353      $   343,647      $ 3,420,205
                                             ===========      ===========      ===========      ===========

                       CLEAR CHANNEL COMMUNICATIONS, INC.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS

                     (In thousands, except per share data)

                          Year ended December 31, 1996


                                                                               Clear Channel
                                     Clear Channel Eller Media    Pro Forma     Eller Media
                                      Historical    Historical    Adjustment(2) Pro Forma
                                       ---------     ---------     --------     ---------
Net revenue                            $ 351,739     $ 237,032           --     $ 588,771
Operating expenses                       198,332       141,839           --       340,171
Depreciation and amortization             45,790        40,269       23,895       109,954
Corporate general and admin expense        8,527        10,204           --        18,731
                                       ---------     ---------     --------     ---------
Operating income (loss)                   99,090        44,720      (23,895)      119,915
Interest expense                          30,080        35,626       10,071        75,777
Other income (expense)                     2,230        (6,721)          --        (4,491)
                                       ---------     ---------     --------     ---------
Income (loss) before income taxes         71,240         2,373      (33,966)       39,647
Income tax (expense) benefit             (28,386)         (977)       5,259       (24,104)
                                       ---------     ---------     --------     ---------
Income (loss) before equity in net
  income (loss) of, and other income
  from, nonconsolidated affiliates        42,854         1,396      (28,707)       15,543
Equity in net income (loss) of, and
  other income from, nonconsolidated
  affiliates                              (5,158)           --           --        (5,158)
                                       ---------     ---------     --------     ---------
Income (loss) from continuing
  operations                           $  37,696     $   1,396     $(28,707)    $  10,385
                                       =========     =========     ========     =========
Income (loss) from continuing
  operations per common share          $     .50                                $     .13

Weighted average common
  and common share
  equivalents outstanding                 74,649                      7,835        82,484
                                       =========                  =========     =========



                                                                       Clear Channel,
                                                                      Eller Media and
                                           Paxson Radio   Pro Forma    Paxson Radio
                                           Historical     Adjustment(4) Pro Forma
                                            ---------     ---------     ---------
Net revenue                                 $  81,710     $      --     $ 670,481
Operating expenses                             69,415        (1,782)      407,804
Depreciation and amortization                  10,203        17,037       137,194
Corporate general and admin expense             5,155            --        23,886
                                            ---------     ---------     ---------
Operating income (loss)                        (3,063)      (15,255)      101,597
Interest expense                                1,999        36,999       114,775
Other income (expense)                            163            --        (4,328)
                                            ---------     ---------     ---------
Income (loss) before income taxes              (4,899)      (52,254)      (17,506)
Income tax (expense) benefit                       --        20,902        (3,202)
                                            ---------     ---------     ---------
Income (loss) before equity in net
  income (loss) of, and other income
  from, nonconsolidated affiliates             (4,899)      (31,352)      (20,708)
Equity in net income (loss) of, and
  other income from, nonconsolidated
  affiliates                                       --            --        (5,158)
                                            ---------     ---------     ---------
Income (loss) from continuing
  operations                                $  (4,899)    $ (31,352)    $ (25,866)
                                            =========     =========     =========
Income (loss) from continuing
  operations per common share                                           $    (.31)
                                                                        =========
Weighted average common
  and common share
  equivalents outstanding                                                  82,484
                                                                        =========

                      Nine Months ended September 30, 1997


                                                                               Clear Channel
                                      Clear Channel  Eller Media  Pro Forma     Eller Media
                                        Historical   Historical   Adjustment(3) Pro Forma
                                        ---------     --------     --------     ---------
Net revenue                             $ 469,176     $ 56,642           --     $ 525,818
Operating expenses                        266,542       33,804           --       300,346
Depreciation and amortization              80,216       10,547     $  5,974        96,737
Corporate general and admin. expense       13,699        2,318           --        16,017
                                        ---------     --------     --------     ---------
Operating income (loss)                   108,719        9,973       (5,974)      112,718
Interest expense                           51,804        8,565        2,518        62,887
Other income (expense)                      7,641       (4,082)          --         3,559
                                        ---------     --------     --------     ---------
Income (loss) before income taxes          64,556       (2,674)      (8,492)       53,390
Income tax (expense) benefit              (31,642)          (3)       1,315       (30,330)
                                        ---------     --------     --------     ---------
Income (loss) before equity in net
  income (loss) of,and other income
  from, nonconsolidated affiliates         32,914       (2,677)      (7,177)       23,060
Equity in net income(loss) of, and
  other income from, nonconsol-
  idated affiliates                         8,388           --           --         8,388
                                        ---------     --------     --------     ---------
Income (loss) from continuing
  operations                            $  41,302     $ (2,677)    $ (7,177)    $  31,448
                                        =========     ========     ========     =========
Income (loss) from continuing
operations per common share             $     .47                               $     .35
                                        =========                               =========
Weighted average common
  and common share
  equivalents outstanding                  87,564                     3,303        90,867
                                        =========                  ========      ========





                                                                       Clear Channel
                                                                      Eller Media and
                                       Paxson Radio  Pro Forma         Paxson Radio
                                       Historical    Adjustment(5)     Pro Forma
                                        --------     --------          ---------
Net revenue                             $ 78,104     $     --          $ 603,922
Operating expenses                        63,362       (1,246)           362,462
Depreciation and amortization             12,101        9,377            118,215
Corporate general and admin. expense       4,059           --             20,076
                                        --------     --------          ---------
Operating income (loss)                   (1,418)      (8,131)           103,169
Interest expense                           1,370       29,276             93,533
Other income (expense)                    (1,034)          --              2,525
                                        --------     --------          ---------
Income (loss) before income taxes         (3,822)     (37,407)            12,161
Income tax (expense) benefit                  --       14,963            (15,367)
                                        --------     --------          ---------
Income (loss) before equity in net
  income (loss) of,and other income
  from, nonconsolidated affiliates        (3,822)     (22,444)            (3,206)
Equity in net income(loss) of, and
  other income from, nonconsol-
  idated affiliates                           --           --              8,388
                                        --------     --------          ---------
Income (loss) from continuing
  operations                            $ (3,822)    $(22,444)         $   5,182
                                        ========     ========          =========
Income (loss) from continuing
operations per common share                                            $     .06
                                                                       =========
Weighted average common
  and common share
  equivalents outstanding                                                 90,867
                                                                       =========

                                 CLEAR CHANNEL
                               NOTES TO UNAUDITED
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


(1) Represents the pro forma effect of the acquisition of Paxson Radio. Adjustments to reflect the application of the purchase method of accounting and the payment of the related consideration as if the acquisition had been consummated September 30, 1997 are as follows:

                                                      Increase
                                                     (Decrease)
                                                     ----------
Other current assets                                 $  (1,356)
Licenses and goodwill                                  317,149
Accumulated amortization                                32,642
Other assets                                            (1,828)
Other investments                                       (2,960)
Accounts payable                                        (3,272)
Accrued interest                                           (24)
Current portion of long-term debt                         (160)
Payable due to Paxson Corp.                            (22,911)
Long-term debt                                         628,725
Divisional equity                                     (258,711)

                                 CLEAR CHANNEL
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                     CONSOLIDATED STATEMENTS OF OPERATIONS

ELLER MEDIA ACQUISITION
YEAR ENDED DECEMBER 31, 1996

(2) Represents the pro forma effect of the acquisition of Eller Media assuming it was acquired January 1, 1996.


                                                                                               Increase
                                                                                              (Decrease)
                                                                                                Income
                                                                                             (in Thousands)
                                                                                             -------------
   (a)  Increase in amortization of goodwill of $20,818 resulting from the additional goodwill created by the acquisition and a decrease in amortizable life from 40 years (Eller Media) to 25 years (Clear
        Channel) and additional depreciation of $3,077 related to the
        adjustment of fixed assets to fair value.                                               $(23,895)

   (b)  Increase in interest expense due to a higher amount of average debt outstanding which was partially offset by a lower average interest rate
        (6.2% average rate for Clear Channel and 8.8% for Eller Media in 1996).                  (10,071)

   (c)  Tax effect of the above adjustments to depreciation and interest expense
        at Clear Channel's effective tax rate of 40%                                               5,259

   (d)  Increase in weighted average common and common share equivalents outstanding resulting from the issuance of shares of Clear Channel's common stock and the issuance of options to purchase shares of Clear
        Channel's common stock to shareholders of Eller Media to effect the
        acquisition.                                                                               7,835


Clear Channel granted to the former Eller Media stockholders certain demand and piggyback registration rights relating to the shares of common stock received by them. The holders of the approximately 7% of the outstanding capital stock of Eller Media, not purchased by Clear Channel, have the right to put such stock to Clear Channel for 1,081,469 shares of Clear Channel's common stock until April 10, 2002. From and after April 10, 2004, Clear Channel will have the right to call in this minority interest stake in Eller Media for 1,081,469 shares of its common stock. If such right would have been exercised on April 10, 1997, Clear Channel would have issued additional shares of its common stock with an aggregate value of $48.5 million (assuming a price of $44.8625 per share) and recorded a corresponding increase in goodwill. The annual amortization of goodwill associated therewith would decrease Clear Channel's net income by $1.9 million or $.02 per share; however such would have no effect on after tax cash flow. A $1 per share change in the market price of Clear Channel's common stock would cause a $1.1 million change in goodwill.

The pro forma statement of operations excludes the effect of nonrecurring charges related to the acquisition.

NINE MONTHS ENDED SEPTEMBER 30, 1997

(3) Represents the pro forma effect of the acquisition of Eller Media assuming it was acquired January 1, 1997.

                                                                                                    Increase
                                                                                                   (Decrease)
                                                                                                     Income
                                                                                                 (in Thousands)
                                                                                                  ------------
(a)     Increase in amortization of goodwill of $5,205 resulting from the additional goodwill created by the acquisition and a decrease in amortizable life from 40 years (Eller Media) to 25 years (Clear
        Channel) and additional depreciation of $769 related to the adjustment
        of fixed assets to fair value.                                                                $(5,974)

(b)     Increase in interest expense due to a higher amount of average debt outstanding which was partially offset by a lower average interest rate
        (6% average rate for Clear Channel and 8.8% for Eller Media during the
        first three months of 1997).                                                                   (2,518)

(c)     Tax effect of the above adjustments to depreciation and interest expense
        at Clear Channel's effective tax rate of 40%                                                    1,315

(d)     Increase in weighted average common and common share equivalents outstanding resulting from the issuance of shares of Clear Channel's common stock and the issuance of options to purchase shares of Clear
        Channel's common stock to shareholders of Eller Media to effect the
        acquisition.                                                                                    3,303


PAXSON RADIO ACQUISITION
YEAR ENDED DECEMBER 31, 1996

(4) Represents the pro forma effect of the acquisition of Paxson Radio assuming it was acquired January 1, 1996

                                                                                                    Increase
                                                                                                   (Decrease)
                                                                                                     Income
                                                                                                 (in Thousands)
                                                                                                  ------------
(a)     Elimination of option plan compensation expense resulting from the elimination
        of the plan.                                                                                   1,782

(b)     Increase in amortization expense resulting from the additional goodwill created
        by the acquisition.                                                                         $(17,037)

(c)     Increase in interest expense (at an average interest rate of 6.2% in
        1996) due to additional borrowing on the Company's credit facility to
        finance the acquisition cost.                                                                (36,999)

(d)     Tax effect of the above adjustments at the Company's effective tax rate of 40%                18,840

(e)     This pro forma does not include certain benefits Clear Channel believes it will achieve through the discontinuance of a corporate headquarters operating solely for the Paxson Radio stations. Paxson Radio's historical statement of operations for the year ended December 31, 1996 includes $5,155, $3,093 net of tax, of expenses as the allocation of corporate expense. Clear Channel does not expect to incur these expenses relating to the Paxson Radio stations subsequent to the acquisition.



NINE MONTHS ENDED SEPTEMBER 30, 1997

(5) Represents the pro forma effect of the acquisition of Paxson assuming it was acquired January 1, 1997

                                                                                                    Increase
                                                                                                   (Decrease)
                                                                                                     Income
                                                                                                 (in Thousands)
                                                                                                  ------------
(a)     Elimination of option plan compensation expense resulting from the elimination
        of the plan.                                                                                  1,246

(b)     Increase in amortization expense resulting from the additional goodwill created
        by the acquisition.                                                                         $(9,377)

(c)     Increase in interest expense (at an average interest rate of 6.5% for the first nine months of 1997) due to additional borrowing on the Company's credit facility
        to finance the acquisition cost.                                                            (29,276)

(d)     Tax effect of the above adjustments at the Company's effective tax rate of 40%               13,339

(e)     This pro forma does not include certain benefits Clear Channel believes it will achieve through the discontinuance of a corporate headquarters operating solely for the Paxson Radio stations. Paxson Radio's historical statement of operations for the nine months ended September 30, 1997 includes $4,059, $2,435 net of tax, of expenses as the allocation of corporate expense. Clear Channel does not expect to incur these expenses relating to the Paxson Radio stations subsequent to the acquisition.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Clear Channel Communications, Inc.


Date: February 23, 1999                       By: /s/ HERBERT W. HILL, JR.
                                                  ------------------------------
                                                  Herbert W. Hill, Jr.
                                                  Senior Vice President and
                                                  Chief Accounting Officer